UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 20, 2006
Capital Senior Living Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 26, 2006, Capital Senior Living Corporation (the “Company”) announced that Capmark Finance Inc. (“Capmark”) funded loans to a subsidiary of the Company which refinanced loans on four (4) of the Company’s senior housing communities. The aggregate amount of the Capmark loan facility, which funded on June 20, 2006, was $33,000,000 and refinanced loans previously made by Guaranty Bank.
     The loans from Capmark financing the four (4) properties each have a term of three (3) years, with two (2) one-year extensions. The loans have a floating interest rate tied to 30-day London Interbank Offered Rates (LIBOR) plus 2.6% (rounded upwards to the nearest 1/8%). The Company has purchased an interest rate cap which limits the maximum rate on these loans to 7.60% through January 2008. The loans are payable monthly, with payments consisting of interest and principal based on a 25-year amortization. The loans are secured by mortgage or deeds of trust on the properties, assignments of leases and contracts and other related collateral and each loan is cross-defaulted and cross-collateralized. The loans are guaranteed by the Company. The loans require compliance with typical representations and warranties and on-going covenants and contain customary events of default. Each property securing the loans can be released from the lien of the mortgage or deed of trust on that property provided certain conditions are met, including that minimum debt service coverage ratios are maintained on the remaining properties in the Capmark loan facility.

Item 1.02	Termination of a Material Definitive Agreement.
     See Item 1.01

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01

Item 7.01.	Regulation FD Disclosure.
     On June 26, 2006, the Company announced that it had completed the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.
10.1	Loan Agreement, dated June 20, 2006, by and between Triad Senior Living III, L.P. and Capmark Bank.
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1	Press Release dated June 26, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006	Capital Senior Living Corporation

	By:	/s/ Ralph A. Beattie

	Name:	Ralph A. Beattie
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
10.1	Loan Agreement, dated June 20, 2006, by and between Triad Senior Living III, L.P. and Capmark Bank.
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1	Press Release dated June 26, 2006